SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 25, 2003

VL DISSOLUTION CORPORATION
(Exact name of registrant as specified in its charter)

Colorado
(State or other jurisdiction of incorporation)

0-23866	06-0678347
(Commission File No.)	(IRS Employer Identification No.)

1625 Broadway
Suite 990
Denver, Colorado 80202
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (303) 592-5700

SIGNATURE
INDEX TO EXHIBITS
EX-99.1 Press Release

Item 5. Other Events.

     On November 25, 2003 VL Dissolution Corporation (the “Registrant”) issued a press release, attached as Exhibit 99.1 to this report on Form 8-K, announcing that the Registrant’s shares of common stock have been delisted from the OTC Bulletin Board effective as of November 25, 2003 for its failure to remain in compliance with the listing requirements set forth in OTC Bulletin Board Rule 6530.

Item 7. Financial Statements and Exhibits

     (a) None

     (b) None

     (c) Exhibits

99.1 Press Release, dated November 25, 2003

1.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VL DISSOLUTION CORPORATION

Dated: November 25, 2003	By:	/s/ David Corsaut Cloyses Partners, Interim Manager

2.

INDEX TO EXHIBITS

99.1     Press Release, dated November 25, 2003.

3.